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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors of LEGGETT & PLATT, INCORPORATED, a Missouri corporation (the "Corporation"), does hereby nominate, constitute and appoint Harry M. Cornell, Jr., Felix E. Wright, David S. Haffner, Michael A. Glauber, Robert A. Jefferies, Jr., and Ernest C. Jett, or any one of them, his true and lawful attorneys-in-fact, to sign in the name of and on behalf of the undersigned directors of the Corporation and to file with the Securities & Exchange Commission ("SEC") the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and any other documents or further Amendments to said Annual Report, and to take such other action, all as said attorneys-in-fact, or any one of them, deem necessary or advisable to the end that such Annual Report or amendments thereto in respect of same, shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules of the SEC thereunder; and does hereby ratify and confirm all that said attorneys-in-fact, and each of them, may do by virtue hereof.

     Additionally, each of the undersigned directors of the Corporation does hereby nominate, constitute and appoint Harry M. Cornell, Jr., Felix E. Wright, David S. Haffner, Michael A. Glauber, Robert A. Jefferies, Jr. and Ernest C. Jett, or any one of them, his true and lawful attorneys-in-fact, to, from time to time, sign in the name of and on behalf of the undersigned directors of the Corporation and file with the SEC Registration Statements with respect to securities (including the Corporation's common stock, $.01 par value, and the Preferred Stock Purchase Rights attached to and trading with such Common Stock) to be sold pursuant to the 1989 Discount Stock Plan, and any other documents or further Amendments or Post-Effective Amendments to such Registration Statements (or any previous registration statements filed as respects any of the above-mentioned Plans) and to take such other action, all as said attorneys-in-fact, or any one of them, deem necessary or advisable and does hereby ratify and confirm all that said attorneys-in-fact, and each of them, may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney or a counterpart hereof, as of the 28th day of March, 2000.


/s/ RAYMOND F. BENTELE                          /s/ ROBERT A. JEFFERIES, JR.
--------------------------                      --------------------------
 Raymond F. Bentele                             Robert A. Jefferies, Jr.

                                                /s/ ALEXANDER M. LEVINE
--------------------------                      --------------------------
Harry M. Cornell, Jr.                           Alexander M. Levine

/s/ R. TED ENLOE, III                           /s/ RICHARD L. PEARSALL
--------------------------                      --------------------------
R. Ted Enloe, III                               Richard L. Pearsall

/s/ RICHARD T. FISHER                           /s/ DUANE W. POTTER
--------------------------                      --------------------------
Richard T. Fisher                               Duane W. Potter

/s/ BOB L. GADDY                                /s/ MAURICE E. PURNELL, JR.
--------------------------                      --------------------------
Bob L. Gaddy                                    Maurice E. Purnell, Jr.

/s/ DAVID S. HAFFNER                            /s/ ALICE L. WALTON
--------------------------                      --------------------------
David S. Haffner                                Alice L. Walton

/s/ THOMAS A. HAYS                              /s/ FELIX E. WRIGHT
--------------------------                      --------------------------
Thomas A. Hays                                  Felix E. Wright